P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E
®
Amex: P R W
Forward Looking Statements
Any statements in this presentation about future expectations, plans and prospects for the Company, including statements containing the words
"believes," "anticipates," "plans," "expects," and similar expressions, constitute forward looking statements, which are subject to the safe harbor for such statements in the Private Securities Litigation Reform Act of 1995.
Future events could cause actual results to differ materially from those indicated by such statements. Reference is made to the factors discussed in the “Management Discussion and Analysis" and "Risk Factors" sections of the
Company's most recent quarterly or annual report filed with the Securities and
Exchange Commission. The forward-looking statements herein represent the
Company's views as of the date of this presentation and should not be relied upon to represent the Company's views as of a subsequent date. While the
Company anticipates that subsequent events may cause the Company's views to change, the Company disclaims any obligation to update such forward-looking statements.

*
*

P R O P H A R M A C E U T I C A L S , I N C. A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E ® Amex: P R W Mission Advancing Drugs Through Glycoscience ® 3 * *

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E
®
Amex: P R W
Key Investment Points
•
Clinical stage pharmaceutical company
–
Completed Phase I/II cancer trials w/ DAVANAT
®
–
Stabilized 35% of end stage patients: 2-13 months
–
Two ongoing Phase II front line trials
•
DAVANAT ® increased the half life of 5-FU
8 fold with no increase in toxicity
•
DAVANAT ® /5-FU model can be applied to
other chemotherapy agents

Clinical Trial Program – Completed Phase I/II cancer trials w/ DAVANAT ® – Stabilized 35% of end stage patients: 2-13 months – Two ongoing Phase II front line trials * * 5

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E
®
Amex: P R W
Phase I/II End Stage Cancer Trials
Summary
•
35% stabilized at the highest dose level
•
Maximum Tolerated Dose & Dose
Limiting Toxicity not reached
•
DAVANAT
®
significantly increased half
life of 5-FU with no increase in toxicity

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E
®
Amex: P R W
Phase I Clinical Trial Summary
•
DAVANAT
®
was well tolerated
•
Maximum Tolerated Dose and Dose Limiting Toxicity
of DAVANAT
®
not reached
–
DAVANAT 280
mg/m²
recommended Phase II dose
•
Pharmacokinetics
–
Half life of 5-FU alone is 6-22 minutes
–
Half life of 5-FU with DAVANAT
®
is 28-137 minutes
–
No increase in 5-FU toxicity w/ increased exposure
•
Stable disease in 14 of 26 efficacy evaluable patients
–
7/10 patients stabilized at the highest DAVANAT
®
dose level

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E
®
Amex: P R W
SD Stable Disease
PD Progressive Disease
NM Non-Measurable Disease
Cycles Completed
Dose, cycle 2
/m2 1+2 3 4 5 6 7
1001 PD
1002 SD
2001 Hepatocellular PD
2002 Hepatocellular SD
3001 PD
3002 SD
3004 PD
3003 PD
5001 SD
2004 SD
3005 PD
4001 PD
4002 Colorectal PD
3006 Prostate NM
2005 Colorectal SD
5003 Colorectal (appendix) NM
5004 SD
4003 PD
2007 Spindle Cell PD
5005 Pancreatic SD
2008 Colorectal SD
2009 Colorectal SD
5006 Billiary SD
2010 Colorectal (cecal) SD
2014 Breast SD
2016 Hepatic PD
2018 Cholangiocarcinoma SD
5008 Pancreatic PD
280 mg
150 mg
Patient
Number
Tumor Type
Outcome, end
of cycle 2
(RECIST)
C   Y   C   L   E   S
Colorectal
Colorectal
210 mg
30 mg
60 mg
Colorectal
100 mg Colorectal
Phase l Patient Summary:
Stabilized 70% at Highest Dose Level

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E
®
Amex: P R W
Phase II Colorectal Cancer Trial Summary
•
Trial conducted with end-stage patients
•
Anti-tumor activity was seen with
DAVANAT ® /5-FU
–
1 patient experienced Partial Response
–
6 patients stabilized
•
No increase in 5-FU toxicity w/ increased
exposure

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E
®
Amex: P R W
DAVANAT ® /5-FU
Enrolling Phase II Colorectal Cancer Trial
•
Indication:
First-line treatment of patients who are
unable to tolerate irinotecan or oxaliplatin
•
Regimen:
DAVANAT
®
/5-FU, Leucovorin,
AVASTIN
®
–
Repeat cycles every 2 weeks to disease progression or
toxicity
•
Objectives:
Complete/Partial Response
–
Stable Disease; Progression Free Survival; Safety;
Quality of Life
•
Design:
Multi-center, open label study
–
Simon Optimal 2-stage design
•
Patients:
Up to 50 patients
–
Begin enrolling/ dosing patients in Q4 2006

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E
®
Amex: P R W
DAVANAT ® /5-FU
Enrolling Phase II Biliary Cancer Trial
•
Indication:
First line treatment of patients with biliary
tract cancer
•
Regimen: DAVANAT
®
(280
mg/m²)
+ 5-FU (600
mg/m²)
IV daily x 4 days
–
Repeat cycles every 28 days to disease
progression or toxicity
•
Objectives: Complete/Partial Response
–
Stable Disease; Progression Free Survival; Safety;
Quality of Life
•
Design: Multi-center, open label study
–
Simon Optimal 2-stage design
•
Patients: Up to 35
–
Begin enrolling/dosing patients in Q4 2006

DAVANAT ® Increases the Half Life of 5-FU, 8 Fold with No Increase in Toxicity * * 12

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E
®
Amex: P R W
DAVANAT
®
Increases Half Life
of 5-FU in Patients, 8 times
5-FU / DAVANAT – Day 4
5-FU / DAVANAT – Day 1
5-FU – Historical

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E
®
Amex: P R W
5-FU in the presence of DAVANAT
®
Does
Not Change Key Toxicity Markers
0
10

0 10 20 30 40
AUC
Hematocrit
Hemoglobin
Red blood cells
White blood cells
Platelets

The DAVANAT ® /5-FU Model Can Be Applied To Increasing Efficacy/ Decreasing Toxicity of Other Chemotherapy Agents 15

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E
®
Amex: P R W
DAVANAT
®
with another Chemotherapy Agent

1000
10000
0 10 20 30 40
Time post implanatation (Days)
Control
IR40/DAV6
IR40/DAV30
IR40/DAV120

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E
®
Amex: P R W
Mechanism of Action:
Targeting Lectins on Cancer Cells
•
DAVANAT ® binds to lectins
•
Galectins are a type of lectin that are over-
expressed on cancer cells
•
Galectins affect cell development,
differentiation, apoptosis and tumor
metastasis

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E
®
Amex: P R W
Key Investment Points
•
Clinical stage pharmaceutical company
–
Completed Phase I/II cancer trials w/ DAVANAT
®
–
Stabilized 35% of end stage patients: 2-13 months
–
Two ongoing Phase II front line trials
•
DAVANAT ® increased the half life of 5-FU
8 fold with no increase in toxicity
•
DAVANAT ® /5-FU model can be applied to
other chemotherapy agents
18